EXHIBIT 99.1

PRESS RELEASE

Contact:	Mark Hood
SVP, Finance and Administration
Phone:	314-633-7255

Panera Bread Company to Present at Banc of America Securities
4th Annual Consumer Conference

St. Louis, MO March 28, 2003 – Panera Bread Company (Nasdaq: PNRA) will be presenting at the Banc of America 4th Annual Consumer Conference to be held in New York on Tuesday, April 1, 2003 at 4:20 PM EST. An audio webcast of the presentation will be available over the Internet at http://www.veracast.com/webcasts/bas/consumer-2003/id52110493.cfm. A replay will be available through Friday, April 18th.